------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) April 30, 2002


                                  CWABS, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




               Delaware                333-73712              95-4596514
    ----------------------------      ------------         -------------------
    (State or Other Jurisdiction      (Commission           (I.R.S. Employer
          of Incorporation)           File Number)         Identification No.)


       4500 Park Granada
     Calabasas, California                                        91302
--------------------------------                              ---------------
     (Address of Principal                                      (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and BNY Western Trust Company, as co-trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2002-BC2.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 14, 2001 and the Prospectus Supplement dated April 26, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC2.

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.


                                    Mortgage Loan Programs for the Mortgage Loans
                                         in the Statistical Calculation Pool

                                                                                                        Percent of
                                                                                      Aggregate          Aggregate
                                                                                      Principal          Principal
                                                                    Number of          Balance            Balance
Loan Programs                                                     Mortgage Loans     Outstanding        Outstanding
-------------                                                     --------------     -------------     ---------------
6-Month LIBOR................................................               1        $      58,030            0.01%
2-Year/28-Year LIBOR.........................................           1,467          221,686,046           49.30
3-Year/27-Year LIBOR.........................................             715          110,458,193           24.56
5-Year/25-Year LIBOR.........................................               3              571,014            0.13
Fixed 10-Year................................................               6              443,688            0.10
Fixed 15-Year................................................             108           10,259,710            2.28
Fixed 20-Year................................................              52            5,352,178            1.19
Fixed 25-Year................................................               4              798,567            0.18
Fixed 30-Year................................................             663           93,135,432           20.71
Fixed 30-Year/15-Year Balloon................................              66            6,924,069            1.54
                                                                  --------------     -------------     ---------------
      Total..................................................           3,085        $ 449,686,926          100.00%
                                                                  ==============     =============     ===============


                                         Mortgage Loan Principal Balances for
                                                  the Mortgage Loans
                                         in the Statistical Calculation Pool*

                                                                                                        Percent of
                                                                                       Aggregate         Aggregate
                                                                                       Principal         Principal
                                                                    Number of           Balance           Balance
Range of Mortgage Loan Principal Balances                         Mortgage Loans      Outstanding       Outstanding
-----------------------------------------                         --------------     -------------     ---------------
Up to $25,000................................................              11        $     242,789            0.05%
$25,000.01 to $50,000........................................             186            7,736,538            1.72
$50,000.01 to $75,000........................................             423           26,654,715            5.93
$75,000.01 to $100,000.......................................             517           45,573,222           10.13
$100,000.01 to $150,000......................................             843          104,458,300           23.23
$150,000.01 to $200,000......................................             461           79,379,365           17.65
$200,000.01 to $250,000......................................             262           58,258,606           12.96
$250,000.01 to $300,000......................................             137           37,709,125            8.39
$300,000.01 to $350,000......................................             115           37,338,490            8.30
$350,000.01 to $400,000......................................              90           33,791,689            7.51
$400,000.01 to $450,000......................................              23            9,690,338            2.15
$450,000.01 to $500,000......................................              11            5,388,457            1.20
$500,000.01 to $550,000......................................               4            2,121,831            0.47
$550,000.01 to $600,000......................................               1              593,963            0.13
$700,000.01 to $750,000......................................               1              749,497            0.17
                                                                  --------------     -------------     ---------------



                                                          3


      Total..................................................           3,085        $ 449,686,926          100.00%
                                                                  ==============     =============     ===============
------------
*   The average Principal Balance of the Mortgage Loans in the Statistical
    Calculation Pool as of the Statistical Calculation Date was approximately
    $145,766.

                                       Mortgage Rates for the Mortgage Loans
                                       in the Statistical Calculation Pool*


                                                                                                        Percent of
                                                                                      Aggregate          Aggregate
                                                                                      Principal          Principal
                                                                     Number of         Balance            Balance
Range of Mortgage Rates (%)                                       Mortgage Loans     Outstanding        Outstanding
---------------------------                                       --------------     -------------     ---------------
  5.501 -   6.000...........................................                4        $     507,455            0.11%
  6.001 -   6.500...........................................               23            4,341,118            0.97
  6.501 -   7.000...........................................              144           29,588,074            6.58
  7.001 -   7.500...........................................              291           52,622,477           11.70
  7.501 -   8.000...........................................              513           86,575,588           19.25
  8.001 -   8.500...........................................              434           68,498,368           15.23
  8.501 -   9.000...........................................              560           81,317,153           18.08
  9.001 -   9.500...........................................              313           40,452,693            9.00
  9.501 -  10.000...........................................              354           42,216,577            9.39
 10.001 -  10.500...........................................              161           17,091,184            3.80
 10.501 -  11.000...........................................              144           15,028,055            3.34
 11.001 -  11.500...........................................               59            4,761,230            1.06
 11.501 -  12.000...........................................               51            4,183,665            0.93
 12.001 -  12.500...........................................               21            1,595,090            0.35
 12.501 -  13.000...........................................               11              809,192            0.18
 13.001 -  13.500...........................................                1               55,151            0.01
 13.501 -  14.000...........................................                1               43,857            0.01
                                                                  --------------     -------------     ---------------
         Total..............................................            3,085        $ 449,686,926          100.00%
                                                                  ==============     =============     ===============
------------
*    The weighted average Mortgage Rate of the Mortgage Loans in the
     Statistical Calculation Pool as of the Statistical Calculation Date was
     approximately 8.572% per annum.

                             Remaining Terms to Stated Maturity for the Mortgage Loans
                                       in the Statistical Calculation Pool*

                                                                                                        Percent of
                                                                                      Aggregate         Aggregate
                                                                     Number of        Principal         Principal
                                                                      Mortgage         Balance           Balance
Remaining Term (months)                                                Loans         Outstanding       Outstanding
-----------------------                                           --------------     -------------     ---------------
    1 - 120..................................................               6        $     443,688             0.10%
  121 - 180..................................................             174           17,183,779             3.82
  181 - 300..................................................              56            6,150,745             1.37
  301 - 360..................................................           2,849          425,908,714            94.71
                                                                  --------------     -------------     ---------------
           Total.............................................           3,085        $ 449,686,926           100.00%
                                                                  ==============     =============     ===============
------------

* The weighted average remaining term to maturity of the Mortgage Loans in the Statistical Calculation Pool as of the Statistical Calculation Date was approximately 349 months.



                                                          4


                                    Loan-to-Value Ratios for the Mortgage Loans
                                       in the Statistical Calculation Pool*

                                                                                                         Percent of
                                                                                      Aggregate           Aggregate
                                                                    Number of          Principal          Principal
                                                                    Mortgage           Balance             Balance
Range of Loan-to-Value Ratios (%)                                     Loans          Outstanding         Outstanding
---------------------------------                                 --------------     -------------     ---------------
Up to 50.00................................................               107        $   8,547,599             1.90%
50.01 - 55.00..............................................                33            4,393,553             0.98
55.01 - 60.00..............................................                60            7,231,491             1.61
60.01 - 65.00..............................................                97           13,304,982             2.96
65.01 - 70.00..............................................               148           21,370,140             4.75
70.01 - 75.00..............................................               326           46,584,693            10.36
75.01 - 80.00..............................................               951          147,774,764            32.86
80.01 - 85.00..............................................               544           76,779,099            17.07
85.01 - 90.00..............................................               622           92,308,470            20.53
90.01 - 95.00..............................................               196           31,111,947             6.92
              Total........................................                 1              280,188             0.06
                                                                  --------------     -------------     ---------------
                                                                        3,085        $ 449,686,926           100.00%
                                                                  ==============     =============     ===============
----------
*   The weighted average Loan-to-Value Ratio of the Mortgage Loans in the
    Statistical Calculation Pool as of the Statistical Calculation Date was
    approximately 80.58%.



                                State Distribution of the Mortgaged Properties for
                                  Mortgage Loans in the Statistical Calculation Pool

                                                                                                               Percent of
                                                                                              Aggregate         Aggregate
                                                                            Numbert of        Principal         Principal
                                                                             Mortgage          Balance           Balance
State                                                                         Loans          Outstanding       Outstanding
-----                                                                    --------------     -------------     ---------------
Alabama...............................................................             15       $   1,295,056            0.29%
Arizona...............................................................             94          11,392,741            2.53
Arkansas..............................................................             20           1,180,674            0.26
California............................................................            687         147,237,740           32.74
Colorado..............................................................            107          17,747,347            3.95
Connecticut...........................................................             35           4,959,751            1.10
Delaware..............................................................             11           1,546,860            0.34
District of Columbia..................................................              4             987,147            0.22
Florida...............................................................            187          22,564,779            5.02
Georgia...............................................................            110          14,124,946            3.14
Hawaii................................................................             13           3,446,101            0.77
Idaho.................................................................              8             931,706            0.21
Illinois..............................................................            210          29,306,006            6.52
Indiana...............................................................             98           9,579,876            2.13
Iowa..................................................................             11             882,457            0.20
Kansas................................................................             15           1,668,357            0.37
Kentucky..............................................................             41           3,998,573            0.89
Louisiana.............................................................             16           1,609,554            0.36



                                                          5


Maine.................................................................              3             413,222            0.09
Maryland..............................................................             42           7,299,444            1.62
Massachusetts.........................................................             67          10,986,963            2.44
Michigan..............................................................            113          12,076,137            2.69
Minnesota.............................................................             67           9,795,513            2.18
Mississippi...........................................................             11             858,167            0.19
Missouri..............................................................             68           6,701,130            1.49
Montana...............................................................              3             274,304            0.06
Nebraska..............................................................              9             827,451            0.18
Nevada................................................................             21           3,374,706            0.75
New Hampshire.........................................................              8           1,096,042            0.24
New Jersey............................................................             68          11,190,826            2.49
New Mexico............................................................              8             882,310            0.20
New York..............................................................             74          13,553,377            3.01
North Carolina........................................................            103          11,641,809            2.59
North Dakota..........................................................              1             136,426            0.03
Ohio..................................................................            201          19,517,541            4.34
Oklahoma..............................................................             18           1,225,425            0.27
Oregon................................................................             44           6,921,262            1.54
Pennsylvania..........................................................            105          11,445,069            2.55
Rhode Island..........................................................             32           3,886,267            0.86
South Carolina........................................................             24           2,751,283            0.61
Tennessee.............................................................             49           4,449,773            0.99
Texas.................................................................            109          12,299,267            2.74
Utah..................................................................             14           2,443,845            0.54
Virginia..............................................................             76          10,054,832            2.24
Washington............................................................             34           5,648,316            1.26
West Virginia.........................................................             10           1,003,593            0.22
Wisconsin.............................................................             21           2,472,954            0.55
                                                                         --------------     -------------     ---------------
                Total.................................................          3,085        $449,686,926          100.00%
                                                                         ==============     =============     ===============


                                Credit Bureau Risk Scores(1) for the Mortgage Loans
                                       in the Statistical Calculation Pool*

                                                                                                                Percent of
                                                                                             Aggregate           Aggregate
                                                                           Number of         Principal           Principal
                                                                           Mortgage           Balance             Balance
Credit Bureau Risk Scores                                                    Loans          Outstanding         Outstanding
-------------------------                                                --------------     -------------     ---------------
801 - 820..........................................................                 2       $    302,479            0.07%
781 - 800..........................................................                24          3,582,507            0.80
761 - 780..........................................................                34          6,689,639            1.49
741 - 760..........................................................                49          8,180,664            1.82
721 - 740..........................................................                72         13,131,967            2.92
701 - 720..........................................................                72         13,534,148            3.01
681 - 700..........................................................               137         23,030,978            5.12
661 - 680..........................................................               225         35,954,072            8.00
641 - 660..........................................................               342         53,035,430           11.79
621 - 640..........................................................               405         60,830,581           13.53
601 - 620..........................................................               426         61,461,757           13.67
581 - 600..........................................................               367         48,715,248           10.83
561 - 580..........................................................               350         46,892,000           10.43
541 - 560..........................................................               309         40,899,132            9.10
521 - 540..........................................................               194         23,584,927            5.24
501 - 520..........................................................                73          9,259,723            2.06



                                                           6


500 or Less........................................................                 4            601,674           0.13
                                                                         --------------     -------------     ---------------
             Total.................................................             3,085       $449,686,926         100.00%
                                                                         ==============     =============     ===============

(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans in the Statistical Calculation
    Pool were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*   The weighted average Credit Bureau Risk Score of the Mortgage Loans in the
    Statistical Calculation Pool was approximately 621.

              Gross Margins for the Adjustable Rate Mortgage Loans in the Statistical Calculation Pool*

                                                                                                                Percent of
                                                                                             Aggregate          Aggregate
                                                                           Number of         Principal          Principal
                                                                            Mortgage           Balance            Balance
Range of Gross Margins (%)                                                    Loans          Outstanding        Outstanding
--------------------------                                               --------------     -------------     ---------------
  3.001 -  4.000..................................................                  6     $     1,233,801            0.37%
  4.001 -  5.000..................................................                 82          16,867,031            5.07
  5.001 -  6.000..................................................                402          71,164,282           21.39
  6.001 -  7.000..................................................                865         135,928,464           40.85
  7.001 -  8.000..................................................                457          62,175,281           18.68
  8.001 -  9.000..................................................                231          28,313,817            8.51
  9.001 - 10.000..................................................                110          13,993,466            4.21
10.001 -  11.000..................................................                 24           1,935,670            0.58
11.001 -  12.000..................................................                  8           1,056,106            0.32
12.001 -  13.000..................................................                  1             105,365            0.03
                                                                         --------------     -------------     ---------------
           Total..................................................              2,186        $332,773,283          100.00%
                                                                         ==============     =============     ===============
------------
* The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in
the Statistical Calculation Pool as of the Statistical Calculation Date was
approximately 6.800%


                             Next Adjustment Date for the Adjustable Rate Mortgage Loans
                                         in the Statistical Calculation Pool*

                                                                                                               Percent of
                                                                                              Aggregate         Aggregate
                                                                           Number of          Principal         Principal
                                                                            Mortgage           Balance           Balance
Next Adjustment Date                                                          Loans          Outstanding       Outstanding
--------------------                                                     --------------     -------------     ---------------
August 2002.......................................................                  1        $     58,030            0.02%
June 2003.........................................................                  2             155,706            0.05
July 2003.........................................................                  8             991,401            0.30
August 2003.......................................................                 12           1,181,666            0.36
September 2003....................................................                  7           1,310,514            0.39
October 2003......................................................                  5           1,173,412            0.35
November 2003.....................................................                 15           2,058,516            0.62
December 2003.....................................................                 50           7,208,674            2.17
January 2004......................................................                172          27,196,176            8.17
February 2004.....................................................                601          87,598,558           26.32
March 2004........................................................                586          91,734,814           27.57
April 2004........................................................                  9           1,076,610            0.32
June 2004.........................................................                  2             238,994            0.07
July 2004.........................................................                  4             693,245            0.21
August 2004.......................................................                  9           1,090,746            0.33
September 2004....................................................                  9           1,144,152            0.34



                                                           7


October 2004......................................................                  2             246,797            0.07
November 2004.....................................................                 14           2,323,873            0.70
December 2004.....................................................                 42           7,368,322            2.21
January 2005......................................................                142          25,268,269            7.59
February 2005.....................................................                371          52,324,015           15.73
March 2005........................................................                120          19,741,781            5.93
August 2006.......................................................                  1             244,902            0.07
January 2007......................................................                  2             326,112            0.10
                                                                         --------------     -------------     ---------------
               Total..............................................              2,186       $ 332,773,283          100.00%
                                                                         ==============     =============     ===============
------------

*   The weighted average next adjustment date for the Adjustable Rate Mortgage
    Loans in the Statistical Calculation Pool is June, 2004.



                            Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans
                                         in the Statistical Calculation Pool*

                                                                                                                 Percent of
                                                                                              Aggregate          Aggregate
                                                                            Number of         Principal          Principal
                                                                             Mortgage          Balance            Balance
Range of Maximum Mortgage Rates (%)                                           Loans          Outstanding        Outstanding
-----------------------------------                                      --------------     -------------     ---------------
12.001 - 12.500...................................................                 10       $   1,619,068            0.49%
12.501 - 13.000...................................................                 55          10,448,674            3.14
13.001 - 13.500...................................................                 89          15,178,934            4.56
13.501 - 14.000...................................................                177          32,114,559            9.65
14.001 - 14.500...................................................                240          42,307,408           12.71
14.501 - 15.000...................................................                419          71,770,363           21.57
15.001 - 15.500...................................................                295          45,300,894           13.61
15.501 - 16.000...................................................                343          48,343,812           14.53
16.001 - 16.500...................................................                165          22,154,927            6.66
16.501 - 17.000...................................................                188          22,487,507            6.76
17.001 - 17.500...................................................                 78           8,540,421            2.57
17.501 - 18.000...................................................                 65           7,246,289            2.18
18.001 - 18.500...................................................                 29           2,630,231            0.79
18.501 - 19.000...................................................                 23           1,922,031            0.58
19.001 - 19.500...................................................                  6             470,845            0.14
19.501 - 20.000...................................................                  4             237,320            0.07
                                                                         --------------     -------------     ---------------
                  Total...........................................              2,186       $ 332,773,283          100.00%
                                                                         ==============     =============     ===============
------------

* The weighted average Maximum Rate for the Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of the Statistical Calculation Date was approximately 15.174%.

                           Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                                         in the Statistical Calculation Pool*

                                                                                                                 Percent of
                                                                                              Aggregate           Aggregate
                                                                            Number of         Principal           Principal
                                                                             Mortgage          Balance            Balance
Initial Periodic Rate Cap (%)                                                 Loans          Outstanding        Outstanding
-----------------------------                                            --------------     -------------     ---------------



                                                          8


1.000.............................................................                 33       $   4,465,753            1.34%
1.500.............................................................                812         127,109,816            38.20
2.000.............................................................                369          64,519,681            19.39
3.000.............................................................                971         136,582,653            41.04
3.260.............................................................                  1              95,381             0.03
                                                                         --------------     -------------     ---------------
          Total...................................................              2,186        $332,773,283           100.00%
                                                                         ==============     =============     ===============
------------

*   The weighted average Initial Periodic Rate Cap for the Adjustable Rate
    Mortgage Loans in the Statistical Calculation Pool as of the Statistical
    Calculation Date was approximately 2.206%.

                         Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans
                                         in the Statistical Calculation Pool*

                                                                                                                 Percent of
                                                                                              Aggregate           Aggregate
                                                                            Number of         Principal           Principal
                                                                            Mortgage           Balance             Balance
Subsequent Periodic Rate Cap (%)                                             Loans           Outstanding        Outstanding
--------------------------------                                         --------------     -------------     ---------------
1.000.............................................................              1,386       $ 210,123,201            63.14%
1.500.............................................................                791       $ 121,565,069            36.53%
3.000.............................................................                  9           1,085,012             0.33
                                                                         --------------     -------------     ---------------
          Total...................................................              2,186       $ 332,773,283            100.00%
                                                                         ==============     =============     ===============
------------

*   The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate
    Mortgage Loans in the Statistical Calculation Pool as of the Statistical
    Calculation Date was approximately 1.189%.

                            Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans
                                         in the Statistical Calculation Pool*

                                                                                                                Percent of
                                                                                              Aggregate          Aggregate
                                                                            Number of         Principal          Principal
                                                                             Mortgage          Balance            Balance
Range of Minimum Mortgage Rates (%)                                           Loans          Outstanding        Outstanding
-----------------------------------                                      --------------     -------------     ---------------
  5.000 or Less....................................................                13       $   2,772,440             0.83%
  5.001 -  6.000...................................................                32           4,843,160             1.46
  6.001 -  7.000...................................................               133          24,251,290             7.29
  7.001 -  8.000...................................................               547          96,249,429            28.92
  8.001 -  9.000...................................................               718         112,208,282            33.72
  9.001 - 10.000...................................................               448          61,050,617            18.35
10.001 -  11.000...................................................               201          23,083,395             6.94
11.001 -  12.000...................................................                70           6,415,123             1.93
12.001 -  13.000...................................................                22           1,743,762             0.52
13.001 -  14.000...................................................                 1              43,857             0.01
14.001 -  15.000...................................................                 1             111,927             0.03
                                                                         --------------     -------------     ---------------
             Total.................................................             2,186       $ 332,773,283           100.00%
                                                                         ==============     =============     ===============
------------

*   The weighted average Minimum Mortgage Rate for the Adjustable Rate
    Mortgage Loans in the Statistical Calculation Pool as of the Statistical
    Calculation Date was approximately 8.521%.

                               Types of Mortgaged Properties for the Mortgage Loans



                                                          9


                                        in the Statistical Calculation Pool

                                                                                                                 Percent of
                                                                                              Aggregate          Aggregate
                                                                            Number of         Principal          Principal
                                                                            Mortgage           Balance            Balance
 Property Type                                                                Loans          Outstanding        Outstanding
 -------------                                                           --------------     -------------     ---------------
 Single-Family Detached............................................             2,515       $ 360,757,173            80.22%
 Planned Unit Development..........................................               221          40,719,628             9.06
 Low Rise Condominium..............................................               121          17,605,604             3.92
 Two Family Home...................................................               108          14,463,780             3.22
 Three Family Home.................................................                21           4,020,163             0.89
 Four Family Home..................................................                28           4,615,968             1.03
 Single-Family Attached............................................                22           3,179,934             0.71
 Manufactured Housing(1)...........................................                36           2,610,455             0.58
 High Rise Condominium.............................................                 9           1,237,759             0.28
 Townhouse.........................................................                 4             476,463             0.11
                                                                         --------------     -------------     ---------------
          Total....................................................             3,085       $ 449,686,926           100.00%
                                                                         ==============     =============     ===============
------------
(1)      Treated as real property.


                                        Occupancy Types for the Mortgage Loans
                                        in the Statistical Calculation Pool(1)

                                                                                                                Percent of
                                                                                              Aggregate         Aggregate
                                                                             Number of        Principal         Principal
                                                                             Mortgage          Balance           Balance
Occupancy                                                                     Loans          Outstanding       Outstanding
---------                                                                --------------     -------------     ---------------
Owner Occupied...............................................                   2,867       $ 425,119,407            94.54%
Non-Owner Occupied...........................................                     207          23,268,188             5.17
Second Home..................................................                      11           1,299,331             0.29
                                                                         --------------     -------------     ---------------
          Total..............................................                   3,085       $ 449,686,926           100.00%
                                                                         ==============     =============     ===============
----------

(1) Based on representations by the Mortgagors at the time of origination of the related Statistical Calculation Pool Mortgage Loans.


                                         Loan Purposes for the Mortgage Loans
                                         in the Statistical Calculation Pool


                                                                                                               Percent of
                                                                                             Aggregate          Aggregate
                                                                            Number of        Principal          Principal
                                                                            Mortgage          Balance            Balance
Loan Purpose                                                                  Loans         Outstanding        Outstanding
------------                                                             --------------     -------------     ---------------
Refinance-- Cash Out..............................................              1,968       $ 283,213,518          62.98%
Purchase..........................................................                777       $ 119,103,765          26.49
Refinance-- Rate/Term.............................................                340       $  47,369,643          10.53
                                                                         --------------     -------------     ---------------
         Total....................................................              3,085       $ 449,686,926         100.00%
                                                                         ==============     =============     ===============



                                                         10


                                    Credit Grade Categories for the Mortgage Loans
                                      in the Statistical Calculation Pool(1)


                                                                                                                Percent of
                                                                                              Aggregate          Aggregate
                                                                           Number of          Principal          Principal
                                                                           Mortgage            Balance            Balance
Credit Grade Category                                                        Loans           Outstanding        Outstanding
---------------------                                                    --------------     -------------     ---------------
A.................................................................              1,754       $ 273,442,599             60.81%
A-................................................................                516          74,383,623             16.54
B.................................................................                531          66,791,215             14.85
C.................................................................                243          30,625,698              6.81
C-................................................................                 33           3,693,264              0.82
D.................................................................                  8             750,527              0.17
                                                                         --------------     -------------     ---------------
Total.............................................................              3,085       $ 449,686,926            100.00%
                                                                         ==============     =============     ===============

------------

(1) Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Statistical Calculation Pool Mortgage Loans loosely correspond to the Countrywide Home Loans credit grades shown in this table. See "-- Underwriting Standards" in the Prospectus Supplement dated April 26, 2002 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC2.

Item 7.       Financial Statements, Pro Forma Financial
----          -----------------------------------------
              Information and Exhibits.
              ------------------------

              (a) Not applicable.

              (b) Not applicable.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.


                                         By: /s/ Celia Coulter
                                             -----------------
                                             Name:  Celia Coulter
                                             Title:    Vice President



Dated:  April 30, 2002



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